UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): February 18, 2015

THE VALSPAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3011	36-2443580
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

901 – 3rd Avenue South, Minneapolis, Minnesota		55402
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (612) 851-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

On February 18, 2015, The Valspar Corporation (the “Corporation”) held its Annual Meeting of Stockholders, at which the following items were voted upon:

(1)	Election of four directors (Class II):

Nominee	For	Withheld	Broker Non-Vote
Jack J. Allen	64,220,338	1,262,275	4,660,255
John S. Bode	64,366,273	1,116,340	4,660,255
Jeffrey H. Curler	62,287,408	3,195,205	4,660,255
Shane D. Fleming	61,407,727	4,074,886	4,660,255

(2)	Advisory vote to approve the Corporation’s executive compensation:

For	Against	Abstain	Broker Non-Vote
61,007,290	4,168,070	307,253	4,660,255

(3)	To approve The Valspar Corporation 2015 Omnibus Equity Plan:

For	Against	Abstain	Broker Non-Vote
56,779,856	8,416,159	286,598	4,660,255

(4)	Ratification of the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for the fiscal year ended October 30, 2015:

For	Against	Abstain	Broker Non-Vote
67,956,370	2,025,558	160,940	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE VALSPAR CORPORATION

Dated: February 23, 2015	/s/Rolf Engh
Name: Rolf Engh
Title: Secretary